UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Amendment 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2018

INTELLIGENT HIGHWAY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55154	30-0680119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

9516 Rossport Way

Elk Grove, CA 95624

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (720) 460-1390

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 2.0	Completion of Acquisition or Disposition of Assets

On March 12, 2018, the Registrant determined, upon advice of advisors and in light of comments supplied the Registrant in communications with the SEC, to file an amendment to a prior filing.

On March 13, 2017, the Registrant, Intelligent Highway Solutions, Inc., (IHSI) confirmed the partial completion of a closing involving a certain acquisition and certain related credit facilities, such closing referenced by the parties as the Intelligent Highway Solutions, Inc. - Crescent Construction Company Inc. Purchase” (the “Transaction”).

In summary, a company acquired ownership of the acquisition, and also provided the Registrant rights to take control of the ownership of the acquired company, and another company agreed to fund the acquisition and certain working capital, to allow the completion of the overall Transaction.

Reference is made to the Registrant’s Form 8-K filed in March, 2017, concerning the March 21, 2017 event of the acquisition. This filing is an Amendment to said filing in March, 2017.

Such prior Form 8-K provides the names and details of said Transaction and is incorporated herein by reference and is amended to the extent of such new or current statements and information as stated herein or attached hereto in any Exhibit.

The purposes of this Form 8-K is to supply financial statements, see Exhibit 99.1, of Crescent Construction Company, Inc. (“Crescent”), pro forma financial information, see Exhibit 99.2, and to supply current information relating to litigation that ensued relating to the Transaction.

As to such litigation, previously reported by the Registrant, the Registrant and its ownership and asset relating to Crescent, the Registrant remains in a dispute with “TCA.”

As it pertains to the dispute, the Registrant filed suit against TCA in California which was dismissed without prejudice. Though dismissed there, it is not a loss of claims against TCA, and the Registrant is in the process of completing or suspending litigation filed against TCA in Dade County, Florida. At this time, the Registrant is attempting settlement efforts through legal counsel and may maintain, suspend, pursue or cancel the said Dade County litigation upon advice of said counsel. No orders have been issued in any of such litigation supplying TCA or the Registrant with control of Crescent.

Item 9.0	Financial Statements and Exhibits

Exhibits Number	Description

99.1	Crescent Construction Company, Inc. Financial Statements for Years Ended October 31, 2016 and 2015

99.2	Unaudited Pro Forma Condensed Combined Financial Information

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT HIGHWAY SOLUTIONS, INC.

Date: March 27, 2018	By:	/s/ Devon Jones
Devon Jones
Chief Executive Officer

3